UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                            -----------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       April 30, 2001                                            0-14871
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 (Date of earliest report)                              (Commission File Number)

                             ML MEDIA PARTNERS, L.P.
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             (Exact name of Registrant as specified in its charter)

           New York                                              13-3221085
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

2 World Financial Center, 14th Floor, New York, New York             10281-6114
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(Address of principal executive offices)                             (Zip Code)

                                (212) 236-6576
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             Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if change since last report)


Item 5.  Other Events.

     On January 24, 2001, $3.3 million plus interest was released from the escrow account relating to the August 31, 1999 sale of the Connecticut Stations (WEBE-FM and WICC-AM). In accordance with the terms of the Partnership Agreement, the amount of such discharged escrowed proceeds from the sale of the Connecticut Stations, after accounting for certain expenses of Registrant, will be included in a cash distribution to partners of record as of January 24, 2001 (the release date), planned to be made by the end of the second quarter of 2001.

     On February 5, 2001, the remaining $1.0 million plus interest was released from the escrow account relating to the January 28, 1999 sale of the Cleveland Station (WQAL-FM). In accordance with the terms of the Partnership Agreement, the amounts of such discharged escrowed proceeds from the sale of the Cleveland Station, after accounting for certain expenses of Registrant, will be included in a cash distribution to partners of record as of February 5, 2001 (the release date), planned to be made by the end of the second quarter of 2001.

     On April 30, 2001, $10,932,499 was released from reserves established in connection with the (i) January 4, 1999 sale of the Anaheim Stations (KORG-AM and KEZY-FM), (ii) January 28, 1999 sale of the Cleveland Station and (iii) August 31, 1999 sale of the Connecticut Stations. In accordance with the terms of the Partnership Agreement, the amount of such released reserves, after accounting for certain expenses of Registrant, will be included in a cash distribution to partners of record as of April 30, 2001 (the release date, the date when Registrant determines such reserves are no longer necessary), planned to be made by the end of the second quarter of 2001.

     Registrant is planning to make such cash distributions, as detailed above, by the end of the second quarter of 2001. While the exact amount has not yet been determined, it is estimated that the aggregate amount of such distributions will range between $60 and $70 per Unit (less applicable state and federal withholding taxes).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ML MEDIA PARTNERS, L.P.

                                            BY: Media Management Partners,
                                                General Partner

                                            BY: ML Media Management Inc.

Dated: April 30, 2001                       BY: /s/Diane T. Herte
                                                -----------------
                                                Diane T. Herte
                                                Vice President and Treasurer